SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report      February 15,1997

PBT MASTER CREDIT CARD TRUST II SERIES B
(Exact name of registrant as specified
in Department of the Treasury, Internal
Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY
(Servicer of the Trust) (Exact name as
specified in Servicer's charter)

Georgia (State or other jurisiction of
incorporation of of Master Servicer)
33-47311 (Commission File Number of
Registrant)

58-0513395 (IRS Employer Identification
Number of	Registrant)


One Ravinia Drive,  Suite 1000, Atlanta,
Georgia 30346 (Address of principal
executive offices of (Zip Code) Master
Servicer)

Servicer's telephone number, including
area code 770-604-7033



Item 5.	Other Events.

On or about February 15,1997, principal
and interest in accordance with the
Pooling and Servicing Agreement dated as of August 1, 1994 (the "Agreement"), among The Prudential Bank and Trust
Company, as trustee (the "Trustee"),
were distributed to holders
("Certificateholders") with the variable rate Credit Card Receivables
Certificates evidencing undivided
fractional interests in PBT Master
Credit Card Trust II in accordance with
the Agreement.  A copy of the monthly
Certificateholders' Statement, as
defined in the Agreement, was furnished
to each Certificateholder in accordance
with the Agreement.  A copy of the
Monthly Certificateholders' Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits

Exhibit No. 99	Monthly
Certificateholders Statement with
respect to the February 15,1997
distribution.



SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has caused this report to be
signed on its behalfby the undersigned
hereunto duly authorized.



Date:	February 15,1997

PBT MASTER CREDIT CARD TRUST II SERIES B
By: THE PRUDENTIAL BANK AND TRUST
COMPANY, as Servicer


by: Name:   Richard C. Keene Title:
 Vice President



INDEX TO EXHIBITS

Exhibit
No.				Description		Page

99			Monthly Certificateholders
		B-1 Statement with respect to
the February 15,1997 distribution.